                                                                     EXHIBIT 10t

    2005 NAMED EXECUTIVE OFFICER COMPENSATION TERM SHEET

      The 2005 salary and short-term incentive award for 2004 performance, of BellSouth Corporation's named executive officers (as listed in the 2005 Proxy Statement dated March 11, 2005), as approved by the Executive Nominating and Compensation Committee of the Board of Directors, is set forth below:

                                                 2004 SHORT-TERM
 NAME AND PRINCIPAL POSITION     2005 SALARY          AWARD
-----------------------------   ------------     ----------------
F. DUANE ACKERMAN               $ 1,365,000(1)      $  2,701,000
     Chairman of the Board,
     President and Chief
     Executive Officer
RONALD M. DYKES                 $   692,700         $  1,200,000
     Chief Financial Officer
MARK L. FEIDLER                 $   725,000         $  1,070,900
     Chief Operating Officer
RICHARD A. ANDERSON             $   638,400         $  1,010,000
     Vice Chairman - Planning
     and Administration
FRANCIS A. DRAMIS, JR.          $   616,000         $  1,001,400
     Chief Information, E-
     Commerce and Security
     Officer
(1) Unchanged since 2001.